Hotchkis and Wiley Funds

725 S. Figueroa Street, 39th Floor
Los Angeles, CA 90017-5439

Supplement Dated November 26, 2007 to
Prospectuses Dated August 29, 2007

Effective at the start of business on December 3, 2007, the Hotchkis and Wiley Core Value Fund, which has been closed to new investors since April 1, 2006, and the Hotchkis and Wiley Mid-Cap Value Fund, which has been closed to new investors since June 1, 2004, will again begin accepting new investors.  At that time, shares of the Hotchkis and Wiley Core Value Fund and Hotchkis and Wiley Mid-Cap Value Fund will be available for purchase as described in the section of the Prospectus – Class I Shares entitled “Shareholder Services – How to Buy Shares”, and in the section of the Prospectus – Class A, C, R Shares entitled “Shareholder Services – How to Buy, Sell, Transfer and Exchange Shares”.  Also at that time, all references in the Hotchkis and Wiley Funds prospectuses to the Hotchkis and Wiley Core Value Fund and Hotchkis and Wiley Mid-Cap Value Fund as “closed” should be disregarded.